Exhibit 10.31

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

AMENDMENT #1

To Letter of Intent for Proposed CRADA #2166

“Pre-Clinical and Clinical Development of [*]”

The purpose of this amendment is to change certain terms of the Letter of Intent (LOI) for the proposed Cooperative Research and Development Agreement (CRADA) entitled “Pre-Clinical and Clinical Development of [*].” These changes are reflected below, and except for these changes, all other provisions of the original CRADA LOI remain in full force and effect. Two originals of this amendment are provided for execution; one is to remain with the National Cancer Institute (NCI) and the other copy is to remain with the Collaborator.

1.     Upon final signature, the term of this CRADA Letter of Intent is extended for six months from November 23, 2007 to May 23, 2008.

2.     Dr. Lee Jia is removed as an NCI Principal Investigator. The NCI Principal Investigators are Dr. Sherry Ansher and Dr. Howard Streicher.

ACCEPTED AND AGREED TO:

For the National Cancer Institute:

/s/Anna D. Barker	01/08/08
Anna D. Barker, Ph.D.	Date
Deputy Director, NCI

For NewLink Genetics Corporation:

/s/Charles Link	1/17/08
Date